UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2008

SEQUIAM CORPORATION
(Exact name of registrant as specified in its charter)

California 333-45678 33-0875030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Sunport Lane, Orlando, Florida	32809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 541-0773

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in response to Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On February 5, 2008, Sequiam Corporation (“Sequiam”) completed a restructuring of the ownership of its subsidiaries. Prior to the restructuring Sequiam owned 100% of the following entities:

(i) Sequiam Software, Inc., a California corporation (“Software”);

(ii) Constellation Biometrics Corporation, a Florida corporation (“Constellation”);

(iii) Fingerprint Detection Technologies, Inc., a Florida corporation (“Fingerprint”);

(iv) Sequiam Education, Inc, a Florida corporation (“Education” and collectively with Software, Constellation, Fingerprint and Sports (defined below), the “Merging Subsidiaries”); and

(v) Sequiam Biometrics, a Florida corporation (the “Surviving Subsidiary”).

Sequiam also owns 80% of the issued and outstanding equity interests of Sequiam East, Inc., an entity organized pursuant to the laws of China and 97% of the issued and outstanding capital stock of Sequiam Sports, Inc., a Delaware corporation (“Sports”).  Constellation owns 100% of the issued and outstanding equity interests (the “Biometrics Stock”) in Sequiam Biometrics (PTY) LTD (a/k/a Biometrics co za), an entity organized pursuant to the laws of South Africa.

Pursuant to the terms and conditions of the Consolidation, the following events occurred on February 5, 2008: (i) first, Constellation transferred and assigned the Biometrics Stock to Sequiam; and (ii) second, the Merging Subsidiaries merged with and into the Surviving Subsidiary.

The Consolidation will alleviate certain of Sequiam’s auditing costs and procedures, legal fees, taxes, filing fees and other administrative costs and burdens.  The Consolidation also merged Sequiam’s inactive subsidiaries out of existence while preserving the tax loss carryovers associated with the Merging Subsidiaries.  Finally, the Consolidation was conducted in furtherance of Sequiam’s business plan and its core focus on the biometrics industry.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not Applicable

               (b)            Pro Forma Financial Information.

                   Not Applicable

               (c)             Shell Company Transactions.

Not Applicable

(d)             Exhibits.

10.1	Agreement and Plan of Merger
10.2	Articles of Merger
10.3	Certificate of Merger
10.4	Assignment of Shares of Sequiam Biometrics (PTY) Ltd.
        99.1 Reorganization chart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION
(Registrant)

Date: February 8, 2008
By: /s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Executive Vice President and Chief Financial Officer